John Hancock Variable Insurance Trust
Supplement dated December 10, 2018 to the current

Prospectus (the “Prospectus”), as may be supplemented

Utilities Trust (the “fund”)

Effective August 1, 2019, Maura Shaughnessy will no longer serve as a portfolio manager of Utilities Trust. Accordingly, all references to Ms. Shaughnessy as a portfolio manager of Utilities Trust will be removed from the Prospectus effective August 1, 2019. Claud Davis and Scott Walker will continue to be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Variable Insurance Trust
Supplement dated December 10, 2018 to the current

Statement of Additional Information, (the “SAI”) as may be supplemented

Utilities Trust (the “fund”)

Effective August 1, 2019, Maura Shaughnessy will no longer serve as a portfolio manager of Utilities Trust. Accordingly, all references to Ms. Shaughnessy as a portfolio manager of Utilities Trust will be removed from the SAI effective August 1, 2019. Claud Davis and Scott Walker will continue to be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the SAI and retain it for future reference.